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                                                            EXHIBIT 23

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To National Dentex Corporation:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-77266, 33-77268, 33-77264, 333-28623 and
333-50341.

/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP

March 5, 1999